UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21185

T. Rowe Price Inflation Protected Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Item 1: Report to Shareholders

Inflation Protected Bond Fund	May 31, 2010

The views and opinions in this report were current as of May 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

The last six months featured mixed—and sometimes contradictory—economic developments. The U.S. appeared to be well on its way out of the economic recession, with improvements in several key gauges, such as consumer confidence and business hiring, and the stabilization in the housing market. But the European debt crisis served as a potent reminder that the process of deleveraging could take quite some time and forestall a full recovery. Concerns about deflation, or price declines, resumed. As inflation expectations faded, Treasury inflation protected securities (TIPS) gave up some of the stellar gains of 2009 through the early part of 2010. As a result, your fund generated a modest six-month return.

PERFORMANCE COMPARISON

Your fund returned 1.06% and 8.73% for the 6- and 12-month periods ended May 31, 2010, respectively. The fund outperformed the Barclays Capital U.S. TIPS Index and the Lipper average in the last six months, while it outperformed the index for the full year but slightly lagged the Lipper average. Over the last six months, we reduced our small position of commercial mortgage-backed securities (CMBS) from 2.5% to 0.8% and increased our allocation to nondollar securities from 1.9% to 2.4%. At the beginning of the year, TIPS continued to perform well as many risk-averse investors shunned other categories of bonds. The gains could not be sustained, however, as the European debt crisis, a stronger dollar, and persistently soft core inflation data have dampened the demand for inflation protection. As a result, the conditions for TIPS are not beneficial, and returns are likely to be modest.

ECONOMY AND INTEREST RATES

Global markets continued to rebound through the spring of 2010 as the sharp economic downturn gave way to expansion. Investors flocked to more risky assets, as corporate earnings surprised on the upside and economic growth revived. In April, the Federal Reserve projected the U.S. economy would grow by 3.5% in 2010 and 4.0% in 2011, and it forecast that unemployment would steadily decline to 8.3% by the end of next year.

Recent weak economic data prompted investors to reassess the strength of the economic rebound. With an expanding economy, the Fed usually would anticipate a pickup in inflation and plan to take steps to counter the onset of rising prices. Instead, consumer prices fell in April for the first time in 13 months, taking analysts by surprise. The drop was primarily due to falling oil prices, yet even after excluding volatile energy and food costs, core inflation is up only 0.9% during the past 12 months, the smallest rise since 1966.

The Fed said that inflation is below its comfort zone of 1% to 2% a year. As a result, the central bank is unlikely to start raising short-term rates, currently in a 0.00% to 0.25% range, until clear signs emerge that core inflation is accelerating well up into the Fed’s preferred range. Some Fed members also expressed concerns that the European debt crisis could slow the recovery in the U.S.

In addition, consumer spending stagnated in April, posting its weakest showing in seven months. At the same time, personal incomes rose only 0.4%, below expectations. The data reinforced the Fed’s concern that the economic recovery could be slowing as consumers hold on to their money. Developed countries across the globe, including the U.S., are cutting budgets to rein in mounting deficits, which could also serve to dampen economic growth.

In the past six months, TIPS performed in line with general inflation conditions, but they could not keep up with comparable fixed rate Treasuries. Risk aversion, dollar strength, and falling oil prices led investors to nominal five-year Treasury notes instead of five-year TIPS. Six months ago, investors seemed to fear that the Fed’s policy of quantitative easing would inevitably bring about considerable inflation, but the realization that inflationary conditions were not in evidence made TIPS much less attractive.

We can get a good idea of the market’s inflation expectations by comparing the yield of a TIPS against the yield of a conventional Treasury note with a comparable maturity. For example, if a 10-year TIPS and a conventional 10-year Treasury were each yielding 4%, we can assume that the inflation expectations would be near zero. At the end of the reporting period, the difference between the yield of a 10-year TIPS—1.25%—and the yield of a conventional Treasury of the same maturity—3.29%—was about 204 basis points (100 basis points equal 1%). Inflation appears more contained and inflation expectations are lower than they were six months ago. Unfortunately the yield on longer-term TIPS is low, which provides little cushion should inflation fall short of those expectations. Low levels of inflation could prevail if economic growth stalls and we continue to see underused productive capacity.

In the first half of the fiscal year, TIPS real (inflation-adjusted) yields dropped, which drove up TIPS prices. At the end of May, however, real yields on five-year TIPS moved up to 0.35% from 0.14% six months ago. But the level was nearly two percentage points lower than the yield at the end of November 2008. The 10-year TIPS currently is yielding 1.25%—slightly higher than 1.08% from six months ago but a modest return that reflects the extremely low yields now available in the Treasury market. Such unfavorable TIPS valuations generally prompt us to seek better opportunities elsewhere.

At the moment, we are seeing few signs of inflationary pressures. Energy prices are higher than they were earlier this year, but this bounce followed a dramatic collapse in 2008. Capacity utilization has risen steadily since last November but remains low and is unlikely to put pressure on prices. Wage growth has remained subdued and is not likely to accelerate until employment prospects improve. Consumer spending began inching up last year but fell suddenly in April and is likely to remain constrained for some time. In short, supply exceeds demand. As a result, pricing pressure will remain subdued, and it appears that core consumer inflation (which excludes volatile energy and food prices) will likely remain comfortably below those levels that prompt concerns at the Federal Reserve.

PORTFOLIO STRATEGY

At the end of May, about 93% of the fund’s holdings were in TIPS, versus 91% six months ago. We increased our weights in other better-performing sectors, including nondollar currencies, while reducing our exposure to CMBS.

Consistent with our theme to deploy some assets outside of the U.S., we added exposure to currencies that we think will strengthen relative to the U.S. dollar and the euro. The Taiwan dollar and the Malaysian ringgit are cheap, and they should strengthen within the context of relatively strong economic growth in Asia and, in particular, China. They also help diversify the risk of the portfolio. The Norwegian krone, Swedish krona, and Swiss franc also offer value against the euro. We had exposure to the South Korean won as well, though we cut back due to the building geopolitical tensions between North and South Korea. While we remain committed to finding real value in nondollar and non-euro currencies, in recent months we held our allocation at about 2.5% of the portfolio while rebuilding our exposure to TIPS, which is consistent with our risk reduction theme.

Since the last report, we have kept the fund’s duration short relative to its benchmark, making the portfolio less sensitive to interest rate changes.

OUTLOOK

Following last year’s brilliant performance, TIPS have lost some of their luster. The recovery in risk assets a year ago boosted the sector, but the fear of imminent inflation pushed valuations to extremes. Recent modest performance makes sense in light of the actual inflation experience and heightened global uncertainty. Our inflation expectations have become more modest in the last six months, as it appears that energy prices will remain low for some time. The considerable overhang in housing will continue to put downward pressure on prices. As we noted in our last report, we believed the market was optimistic about inflation projections into 2010. The Fed has continually delayed ratcheting up lending rates. Concerns about deflation, or falling prices, have become a bigger focal point than inflation and certainly more prominent than they were six months ago. The market seems to have caught up with the new reality that it will take some time for the necessary deleveraging to result in sustained economic growth, which feeds price gains. The market is no longer paying a premium for inflation protection, particularly for short-term TIPS.

We ended the period with our TIPS allocation higher than when the period began. That being said, we still believe a small allocation to CMBS offers a good combination of risk and reward and may add to our position. We expect the dollar to continue to appreciate against the euro but we will continue to invest in higher-yielding currencies, particularly those in Asia. We also have invested in inflation-indexed bonds in Canada and Mexico.

We know the Fed eventually will begin to tighten, but that day may be a long way off. The European debt crisis is another chapter in a very long story that began with the collapse of Bear Stearns more than two years ago. The global recession has put enormous burdens on economies that were piling up debt when economic times were good. The recession and the ensuing debt have ratcheted down growth prospects and the likelihood of near-term inflation. At the Fed, policymakers appear comfortable with the current inflation rate, but they are mindful that the global recovery will increase inflationary pressures. Once the Fed is convinced the recovery has traction, it will likely act to keep inflation in check by raising interest rates. Such a move will impact real rates as well. Given the current low levels of real rates, we are currently maintaining a defensive posture and carrying less risk than the benchmark.

While we cannot time the onset of renewed inflation, we do know that inflation can quickly accelerate and erode long-term investors’ purchasing power. TIPS holdings not only offer inflation protection, but, within a broader asset allocation context, they give investors the opportunity to diversify their portfolios. We believe the case for maintaining a TIPS allocation remains valid, but we do not expect to see the blistering returns that we saw through 2009.

As always, we appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

June 9, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays Capital U.S. TIPS Index: An unmanaged index (formerly called the Lehman Brothers U.S. Treasury U.S. TIPS Index) that consists of inflation protected securities issued by the U.S. Treasury.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Hedged: A position that is designed to protect against possible losses in a financial investment by engaging in offsetting transactions.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Nominal interest rate: The stated rate of interest offered by a fixed income security.

Real interest rate: A fixed income security’s rate of interest after being adjusted for inflation. It is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average effective duration: A measure that is a gauge of a bond or bond fund’s sensitivity to interest rate changes that takes into account any puts or calls on the portfolio’s bonds. In general, the longer the duration, the greater the fund’s sensitivity to interest rate changes. A shorter duration usually means less interest rate sensitivity and therefore a less volatile portfolio.

Weighted average maturity: The weighted average maturity is a measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 5/31/10‡	5/31/09‡	5/31/08‡	5/31/07‡	5/31/06‡
NET ASSET VALUE					
Beginning of period	$ 11.08	$ 11.51	$ 10.65	$ 10.54	$ 11.32
Investment activities					
Net investment income	0.38[1]	0.12[1]	0.59[1]	0.44[1]	0.48[1]
Net realized and unrealized gain (loss)	0.58	(0.19)	0.75	(0.04)	(0.69)
Total from investment activities	0.96	(0.07)	1.34	0.40	(0.21)
Distributions					
Net investment income	(0.15)	(0.12)	(0.16)	(0.16)	(0.15)
Net realized gain	(0.07)	(0.21)	(0.32)	(0.13)	(0.42)
Tax return of capital	–	(0.03)	–	–	–
Total distributions	(0.22)	(0.36)	(0.48)	(0.29)	(0.57)
NET ASSET VALUE					
End of period	**$ 11.82**	**$ 11.08**	**$ 11.51**	**$ 10.65**	**$ 10.54**

Ratios/Supplemental Data

Total return[2]	**8.73%[1]**	**(0.44)%[1]**	**12.80%[1]**	**3.79%[1]**	**(1.95)%[1]**
Ratio of total expenses to average net assets	0.50%[1]	0.50%[1]	0.50%[1]	0.50%[1]	0.50%[1]
Ratio of net investment income to average net assets	3.33%[1]	1.13%[1]	5.24%[1]	4.08%[1]	4.39%[1]
Portfolio turnover rate	11.2%	33.6%	7.5%	14.3%	15.9%
Net assets, end of period (in thousands)	$ 335,378	$ 256,586	$ 209,387	$ 100,733	$ 105,187

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 0.50% contractual expense limitation in effect through 09/30/10.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 0.8%		
Commercial Mortgage Backed Securities 0.8%		
Credit Suisse Mortgage Capital Certification Series 2006-C4, Class A3 5.467%, 9/15/39	1,750	1,706
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB15, Class A4, VR 5.814%, 6/12/43	930	950
Total Non-U.S. Government Mortgage-Backed Securities (Cost $1,611)		2,656
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.6%		
U.S. Government Obligations 0.6%		
Government National Mortgage Assn.		
5.50%, 10/20/39	1,365	1,467
6.00%, 3/15/38 - 12/15/38	478	518
6.50%, 8/15/38	75	82
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $2,018)		2,067
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 92.2%		
U.S. Treasury Obligations 92.2%		
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28	27,421	27,349
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26	18,364	19,127
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/40	5,235	5,603
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25	11,036	12,061
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/27	5,557	6,067
U.S. Treasury Inflation-Indexed Bonds, 2.50%, 1/15/29	6,081	6,770
U.S. Treasury Inflation-Indexed Bonds, 3.375%, 4/15/32 (1)	1,778	2,276
U.S. Treasury Inflation-Indexed Bonds, 3.875%, 4/15/29	8,088	10,740
U.S. Treasury Inflation-Indexed Notes, 0.50%, 4/15/15	3,012	3,030

OPTIONS PURCHASED 0.0%

U.S. Treasury Ten Year Futures Contract Put, 8/27/10 @ $115.00 (2)	55	23
Total Options Purchased (Cost $23)		23

PRIVATE INVESTMENT COMPANIES 0.3%

T. Rowe Price Term Asset-Backed Opportunity Fund (3)	82	975
Total Private Investment Companies (Cost $840)		975

SHORT-TERM INVESTMENTS 2.9%

Money Market Funds 2.9%

T. Rowe Price Government Reserve Investment Fund, 0.19% (3)(4)	9,812	9,812
Total Short-Term Investments (Cost $9,812)		9,812

Total Investments in Securities	
99.1% of Net Assets (Cost $317,348)	**$ 332,337**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) All or a portion of this security is pledged to cover margin requirements on futures contracts at May 31, 2010.
(2) Non-income producing
(3) Affiliated Companies
(4) Seven-day yield
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
JPY Japanese Yen
KRW Korean Won
MXN Mexican Peso
MYR Malaysian Ringgit
NOK Norwegian Kroner
SEK Swedish Krona
TWD Taiwan Dollar
USD U.S. Dollar
VR Variable Rate; rate shown is effective rate at period-end.

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended May 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/10	Value 5/31/09
T. Rowe Price Term Asset-Backed Opportunity Fund	$ 840**	$ -	$ 47	$ 975	$ -
T. Rowe Price Government Reserve Investment Fund, 0.19%	¤	¤	15	9,812	2,088
Totals			$ 62	$ 10,787	$ 2,088

** Investment in partnership; cost balances reflect net capital contributed/returned and pro rata share of undistributed partnership earnings.

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 10,652
Dividend income	15
Interest income	47
Investment income	$ 62
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 5/31/10
Investment Income (Loss)		
Income		
Interest	$	11,319
Dividend		15
Total income		11,334
Expenses		
Investment management		1,049
Shareholder servicing		447
Prospectus and shareholder reports		67
Custody and accounting		165
Registration		51
Legal and audit		20
Directors		6
Miscellaneous		9
Reductions of fees and expenses		
Investment management fees waived		(335)
Total expenses		1,479
Net investment income		9,855
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		1,241
Futures		(756)
Foreign currency transactions		209
Net realized gain		694
Change in net unrealized gain (loss)		
Securities		13,146
Futures		177
Other assets and liabilities denominated in foreign currencies		194
Change in net unrealized gain		13,517
Net realized and unrealized gain		14,211
INCREASE IN NET ASSETS FROM OPERATIONS	$	24,066

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/10	5/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 9,855	$ 2,696
Net realized gain (loss)	694	(6,810)
Change in net unrealized gain (loss)	13,517	(550)
Increase (decrease) in net assets from operations	24,066	(4,664)
Distributions to shareholders		
Net investment income	(3,875)	(2,698)
Net realized gain	(1,829)	(4,380)
Tax return of capital	–	(620)
Decrease in net assets from distributions	(5,704)	(7,698)
Capital share transactions*		
Shares sold	156,867	204,910
Distributions reinvested	5,215	6,929
Shares redeemed	(101,652)	(152,278)
Increase in net assets from capital share transactions	60,430	59,561
Net Assets		
Increase during period	78,792	47,199
Beginning of period	256,586	209,387
End of period	**$ 335,378**	**$ 256,586**
Undistributed (overdistributed) net investment income	–	(309)
*Share information		
Shares sold	13,650	18,245
Distributions reinvested	451	647
Shares redeemed	(8,867)	(13,935)
Increase in shares outstanding	5,234	4,957

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Inflation Protected Bond Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 2002. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of May 28, 2010, the last business day in the fund’s fiscal year ended May 31, 2010. Some foreign markets were open between May 28 and the close of the reporting period on May 31, but any differences in investment values and foreign exchange rates subsequent to May 28 through May 31 were immaterial to the fund’s financial statements.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on May 31, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2010, totaled $135,000 for the year ended May 31, 2010.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments and the right to reclaim or obligation to return collateral executed with the same counterparty under a master netting arrangement. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2010, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2010, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2010, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 0% and 7% of net assets.

Futures Contracts The fund is subject to interest rate risk and/or foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and/or currency values, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2010, the fund’s exposure to futures, based on underlying notional amounts, was generally between 2% and 8% of net assets.

Options The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options on futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. Call and put options on futures contracts give the holder the right, in return for a premium paid, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers to the holder the futures position as well as the accumulated balance in the writer’s futures margin account, which represents the difference between the futures contract price on the exercise date and the exercise price of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options and/or futures markets; trading restrictions imposed by an exchange; underlying futures prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates; and for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2010, the fund’s exposure to options, based on underlying notional amounts, was generally between 0% and 1% of net assets.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of May 31, 2010, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against defaults. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract. For exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended May 31, 2010, the fund invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by Price Associates that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provides eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which are either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from final termination of the TALF program, currently scheduled for June 30, 2010, with two possible one-year extensions. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of May 31, 2010, the fund had outstanding capital commitments in the amount of $581,000, which may be called at the discretion of the private fund’s manager.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $12,274,000 and $12,649,000, respectively, for the year ended May 31, 2010. Purchases and sales of U.S. government securities aggregated $69,763,000 and $19,406,000, respectively, for the year ended May 31, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the inflation adjustments on Treasury inflation protected securities. For the year ended May 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended May 31, 2010 and May 31, 2009 were characterized for tax purposes as follows:

At May 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or losses from certain derivative contracts and the realization of unrealized gains/losses on certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of May 31, 2010, expire: $28,000 in fiscal 2013, $13,000 in fiscal 2014, $574,000 in fiscal 2015, $265,000 in fiscal 2016, $2,887,000 in fiscal 2017 and $1,471,000 in fiscal 2018.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2010, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through September 30, 2010. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2012. Pursuant to this agreement, management fees in the amount of $335,000 were waived during the year ended May 31, 2010. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $1,123,000 remain subject to repayment at May 31, 2010.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2010, expenses incurred pursuant to these service agreements were $126,000 for Price Associates; $209,000 for T. Rowe Price Services, Inc.; and $80,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of May 31, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 226,474 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Inflation Protected Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Inflation Protected Bond Fund Inc. (the “Fund”) at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent and recordkeeper, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $2,165,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (including any reductions of the management fee rate as a result of any applicable fee waivers or expenses paid by the Adviser) was below the median for comparable funds, and the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships
Year Elected*	of Other Public Companies

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2002	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2002

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Georgia Pacific (2004 to 2005); Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2002	Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 125 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships
Portfolios Overseen]	of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[125]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, T. Rowe Price, T. Rowe Price Global Investment
(1970)	Services Limited, T. Rowe Price Group, Inc., and T. Rowe Price
2010	International, Inc.; Director of Fixed Income, T. Rowe Price (2009
[39]	to present); Global Head of Trading, T. Rowe Price (2007 to 2009);
formerly Head of U.S. Equity Sales, Citigroup Global Markets (2005
to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Inflation Protected
Bond Fund	Principal Occupation(s)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe
Vice President	Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Dimitri V. Grechenko, CFA (1963)	Assistant Vice President, T. Rowe Price; for-
Assistant Vice President	merly Investment Analytics Specialist, Assistant
Vice President, Legg Mason Wood Walker, Inc.
(to 2006); Wealth Advisor, Legg Mason Wood
Walker, Inc. (to 2005)

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price; formerly
Assistant Vice President	Investment Analyst, Morgan Stanley’s
Alternative Investment Partners Group (to
2007); Associate Portfolio Manager, Smith
Breeden Associates (to 2005)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Andrew McCormick (1960)	Vice President, T. Rowe Price, T. Rowe
Vice President	Price Group, Inc., and T. Rowe Price Trust
Company; formerly Chief Investment Officer,
IMPAC Mortgage Holdings (to 2008); Senior
Portfolio Manager, Avenue Capital Group (to
2006); and Senior Vice President, Portfolio
Transactions, Federal National Mortgage
Association (to 2005)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.;
Vice President, T. Rowe Price, T. Rowe Price
Global Asset Management Limited, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 16, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 16, 2010